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                                                            EXHIBIT 10.34
                                  AMENDMENT

      AMENDMENT, dated as of March 29, 1995 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of July 24, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among UNC INCORPORATED, a Delaware corporation (the "Company" or "UNC"), UNC AIRWORK CORPORATION (formerly known as Airwork Corporation), a Delaware corporation ("Airwork"; together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Banks") and CHEMICAL BANK, a New York banking corporation, as agent, for the banks (in such capacity, the "Agent").

W I T N E S S E T H :

      WHEREAS, the Borrowers have requested that the certain provisions of the Credit Agreement be amended; and

      WHEREAS, subject to the terms and conditions set forth herein, the Banks are willing to amend the Credit Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

      1. Definitions. As used in this Amendment, terms defined herein are used as so defined and, unless otherwise defined, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all section and subsection references are to the Credit Agreement.

      2.     Amendment of Subsection 6.1.   Subsection 6.1 of the
Credit Agreement is hereby amended as follows:

      (a)   by deleting from subparagraph (b) thereof the ratio
      "1.30 to 1.00" set forth opposite the phrase "October 1, 1994 through December 31, 1994" and inserting in lieu thereof the following ratio: "0.25 to 1.00";

      (b)   by deleting from subparagraph (c) thereof the ratio
      "1.40 to 1.00" set forth opposite the phrase "October 1, 1994 through December 31, 1994" and inserting in lieu thereof the following ratio: "0.85 to 1.00";

      (c) by deleting from subparagraph (d) thereof the ratio "2.85 to 1.00" set forth opposite the phrase "October 1, 1994 through December 31, 1994" and inserting in lieu thereof the following ratio: "3.75 to 1.00"; and
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      (d)   by deleting from subparagraph (e) thereof the amount
      "114,000,000 set forth opposite the date "December 31, 1994" and inserting in lieu thereof the following amount:
      "97,500,000."

      3. Reduction of Commitment; Prepayment of Loans. The Company intends to sell its real property located in Montville, Connecticut for a purchase price of $27 million, presently expected to occur in April 1995. The Company hereby agrees that $20,000,000 of the net cash proceeds of such sale will be paid to the Agent within five Business Days of the closing of such sale and applied to prepay outstanding Loans pursuant to Subsection 2.6 and to permanently reduce the Commitments pursuant to Subsection 2.5 by the amount so prepaid.

      4. Representations and Warranties. After giving effect to this Amendment, the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement as if made on and as of the date hereof, except as they may specifically relate to an earlier date.

      5. Effectiveness; Consent to Amendment. This Amendment shall become effective on the date on which the Agent shall have received (I) a copy of this Amendment duly executed by each of the Borrowers, each Bank and the Agent and (ii) a copy of a consent to this Amendment, substantially in the form of Exhibit A hereto, duly executed and delivered by each of the Subsidiary Guarantors. By its execution of this Amendment, each of the respective parties hereto signifies its consent to this Amendment.

      6. Continuing Effect; Amendment Limited. This Amendment is limited as specified and shall not constitute a modification
, acceptance or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default thereunder (whether now existing or hereafter arising and whether known or unknown to the Agent and the Banks). From and after the date of this Amendment, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be reference to the Credit
Agreement after giving effect to this Amendment.

      7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.
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      9.    Expenses.  The Borrowers jointly and severally agree
(I) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the agent and (ii) to pay or reimburse the agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Amendment and any other such documents.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered in New York, New York by their properly and duly authorized officers as of the day and year first above written.

                               UNC INCORPORATED

                               By:  /s/ Gregory M. Bubb
                                    --------------------------------
                                    Title: Vice President, Treasurer

                                    UNC AIRWORK CORPORATION (formerly
                                    known as Airwork Corporation)

                               By:  /s/ Gregory M. Bubb
                                    --------------------------------
                                    Title: Treasurer

                               CHEMICAL BANK as Agent and as a Bank

                               By:  /s/ Robert M. Wood Jr.
                                    --------------------------------
                                    Title: Vice President

                               BANK OF AMERICA ILLINOIS (formerly
                               known as Continental Bank)

                               By:  /s/ Steve Aronowitz
                                    --------------------------------
                                    Title: Vice President

                               NATIONSBANK OF NORTH CAROLINA, N.A.

                               By:  /s/ Robert Gillison
                                    --------------------------------
                                    Title: Vice President
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                                                            EXHIBIT A
                               FORM OF CONSENT
                               ---------------

            Each of the undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by the Borrowers (as defined in the Credit Agreement referred to below) of the Amendment, dated as of March 29, 1995 (the "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of July 24, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement being used herein as so defined), among UNC Incorporated, UNC Airwork Corporation (formerly know as Airwork Corporation), the financial institutions party thereto and Chemical Bank, as Agent. Each of the undersigned hereby consents, confirms and agrees with the Agent and the Banks that the Subsidiary Guarantee is and shall remain in full force and effect after giving effect to such Amendment, shall continue to secure the Obligations and is hereby ratified and confirmed in all respects. Each of the undersigned further consents, confirms and agrees with the Agent that the Subsidiary Security Agreement, if any, to which it is a party is and shall remain in full force and effect after giving effect to such Amendment, shall continue to secure the Obligations and is hereby ratified and confirmed in all respects. Each of the undersigned hereby acknowledges that the Agent and the Banks are entering into the Amendment in reliance upon the respective agreements of the undersigned set forth in this paragraph and the continuing effect of the Subsidiary Guarantee and the Subsidiary Security Agreements.

UNC Holdings, Inc.                         UNC Engine & Engine Parts,
UNC Tri-Industries, Inc.                     Inc. (formerly know as
UNC Airwork Corporation                      Engine & Engine Parts,
  (formerly known as                         Inc.)
   Airwork Corporation)                    UNC Texas CAMCO Incorporated
UNC Pacific Airmotive                        (formerly known as Texas
  Corporation, Inc.                           CAMCO Incorporated)
  (formerly known as                       UNC Chemical Dynamics
   Pacific Airmotive                         Incorporated
   Corporation)                            UNC Artex, Inc.
UNC Burnside-Ott Aviation                  Reclamation Inc.
  Training Center, Inc.                    UNC Air Capital Incorporated
UNC Accessory Overhaul                     UNC Johnson Technology, Inc.
  Group, Inc.                              UNC Lear Siegler, Inc.
UNC Aviation Services, Inc.                UNC All Fab, Inc.
UNC CAMCO Incorporated                     UNC Metcalf Servicing, Inc.
  (formerly known as
   CAMCO Incorporated)                     By: /s/ Gregory M. Bubb
UNC ARDCO Incorporated                        -----------------------
  (formerly known as                          Treasurer of each of the
ARDCO Incorporated)                           above Subsidiary
                                              Guarantors
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UNC International Sales, Inc.              UNC Cornucopia Mining
                                           Company, Inc.

By: /s/ Gregory M. Bubb                    By: /s/ Richard H. Lange
    --------------------------                 -------------------------
    Treasurer                                  President

UNC Nuclear Industries, Inc.               United Nuclear Corporation
UNC Recovery Corporation                   UNC Manufacturing Technology,
                                              Inc.


                                           By: /s/ Richard H. Lange
                                              -------------------------
                                               Vice President of each
                                               of the above Subsidiary
                                               Guarantors